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                                                                   EXHIBIT 10.24

                              AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  This Amended and Restated Management Stockholders Agreement ("Agreement") is entered into as of November 11, 2003, by and among Dex Media, Inc., a Delaware corporation (the "Company"), Dex Holdings LLC, a Delaware limited liability company ("Holdings LLC"), and each of the individual purchasers who become parties hereto from time to time in accordance with the terms hereof (each individually, a "Management Stockholder," and collectively, the "Management Stockholders"). These parties are sometimes referred to herein individually by name or as a "Party" and collectively as the "Parties."

                                    RECITALS:

                  WHEREAS, each of the Management Stockholders is an employee, executive officer, or director of the Company or one or more subsidiaries of the Company;

                  WHEREAS, the Company has issued (or may hereafter issue) to each Management Stockholder shares of the Company's common stock, par value $0.01 per share ("Common Stock"), as a result of the exercise by such Management Stockholder of vested options to purchase Common Stock ("Vested Options"), which options were issued (or may hereafter be issued) to such Management Stockholder pursuant to the Stock Option Plan of Dex Media, Inc. (the "Stock Option Plan") or any other employee benefit plan hereafter adopted by the board of directors of the Company (the "Board");

                  WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of the date hereof (the "Management Stock Purchase Agreement"), between the Company and certain of the Management Stockholders parties thereto, the Company has issued and sold to such Management Stockholders, and such Management Stockholders have purchased, the number of shares of Common Stock and the number of shares of the Company's 5% series A preferred stock, par value $.01 per share ("Preferred Stock", and together with the Common Stock, the "Dex Capital Stock") designated therein, on the terms and conditions set forth in the Management Stock Purchase Agreement;

                  WHEREAS, the Company, Holdings LLC and the Management Stockholders entered into the Management Stockholders Agreement, dated as of November 8, 2002 (the "Original Management Stockholders Agreement") and now desire to enter into this Agreement to provide for certain matters with respect to the ownership and transfer by the Management Stockholders of all shares of Dex Capital Stock now or hereafter issued to or acquired by the Management Stockholders as a result of the exercise of Vested Options, their purchase of such shares pursuant to the Management Stock Purchase Agreement or otherwise (collectively, the "Restricted Shares").

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                                   AGREEMENT:

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree that the Original Management Stockholders Agreement is amended and restated in its entirety as follows:

         Section 1.        Sales to Third Parties.

                  (a) Each Management Stockholder hereby agrees that he or she shall not sell, assign, transfer, convey, pledge or otherwise dispose of (collectively, "Transfer") any Restricted Shares without the prior written consent of the Company, which consent shall have been authorized by a majority of the members of the Board and which consent may be (i) withheld in the sole discretion of the Board, or (ii) given subject to reasonable terms and conditions determined by the Board in its sole discretion. Each Management Stockholder further agrees that in connection with any Transfer consented to by the Company, the Management Stockholder shall, if requested by the Company, deliver to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company and counsel for the Company, to the effect that the Transfer is not in violation of this Agreement, the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state. Any purported Transfer in violation of the provisions of this Section 1 shall be null and void and shall have no force or effect.

                  (b)      (i)      If a Management Stockholder (the "Offering
Stockholder") shall have received a bona fide offer or offers from a third party or parties to purchase any Restricted Shares, and the Transfer shall have been approved pursuant to Section 1(a), prior to selling any Restricted Shares to the third party or parties, the Offering Stockholder shall deliver the Company a letter signed by the Offering Stockholder setting forth: (A) the name of the third party or parties; (B) the prospective purchase price per share of the Restricted Shares; (C) all material terms and conditions contained in the offer of the third party or parties; and (D) the Offering Stockholder's offer (irrevocable by its terms for 60 days following receipt) to sell to the Company all (but not less than all) of the Restricted Shares covered by the offer of the third party or parties, for a purchase price per share and on other terms and conditions not less favorable to the Company than those contained in the offer of the third party or parties (an "Offer").

                           (ii)     If, upon the expiration of 60 days following
receipt by the Company of the letter described in Section 1(b)(i), the Company shall not have accepted the Offer, the Management Stockholder may on or prior to the 90th day following the receipt of such letter sell to the third party or parties all (but not less than all) of the Restricted Shares covered by the Offer, for the purchase price and on the other terms and conditions contained in the Offer.

                           (iii)    If the Company accepts the Offer, the
Company shall, in its discretion, select a closing date (not less than 60 nor more than 90 days following the date of the Management Stockholder's Offer letter but in any event subject to the receipt by the Company of all necessary governmental approvals) for the purchase of Restricted Shares by the Company (which closing shall, unless otherwise mutually agreed, be consummated at the principal offices of the Company). On such date, the Management Stockholder shall transfer the Restricted

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Shares subject to such Offer to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, and the Company shall pay to the Management Stockholder the Offer price.

                  (c)      Notwithstanding the foregoing, nothing in this
Section 1 shall prevent the Transfer of any Restricted Shares by any Management Stockholder to (i) the Company or Holdings LLC; (ii) any member of a Management Stockholder's immediate family or trusts for their benefit provided the Management Stockholder retains the sole and exclusive right to vote or dispose of any Restricted Shares transferred to the family member or trust; and (iii) upon a Management Stockholder's death, the Management Stockholder's executors, administrators, testamentary trustees, legatees and beneficiaries (with Transfers pursuant to clause (ii) or (iii) being referred to as a "Permitted Transfer" and the related transferee, a "Permitted Transferee").

                  (d) Each Management Stockholder agrees that, as a condition precedent to any Transfer described in this Section 1, each transferee described in this Section 1 (other than the Company or Holdings LLC) shall deliver to the Company a copy of this Agreement signed by such transferee.

         Section 2.        Rights to Repurchase Shares.

                  (a) With respect to all Restricted Shares held by any Management Stockholder (and its Permitted Transferees), during the period beginning on the date of the Management Stockholder's Termination of Employment (as defined below) and ending on the later of (i) the seven month anniversary of such Termination of Employment; or (ii) the seven month anniversary of the date of the exercise of any Vested Options held by any Management Stockholder as of the time of the Management Stockholder's Termination of Employment, the Company shall have the option to repurchase Restricted Shares held by the Management Stockholder or his or her successor in interest thereunder ("Call Right"). The Call Right may be exercised more than once, but must be exercised with respect to all (but not less than all) of the Restricted Shares outstanding on the date of any Call Notice (as defined below). The repurchase price payable by the Company upon exercise of the Call Right ("Repurchase Price") shall be the Fair Market Value (as defined below) of the Restricted Shares subject to the Call Right on the date of the Call Notice. The Call Right shall be exercised by written notice ("Call Notice") to the Management Stockholder given in accordance with Section 7(f) of this Agreement on or prior to the last date on which the Call Right may be exercised by the Company. For purposes of this Agreement, "Termination of Employment" shall mean the time when the employee-employer relationship between a Management Stockholder and the Company or one of its subsidiaries is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous reemployment by the Company or one of its subsidiaries. The committee appointed to administer the Stock Option Plan (the "Committee") or the Board shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, all questions of whether a particular leave of absence constitutes a Termination of Employment.

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                  (b)      In addition, the Company shall have a Call Right
effective immediately prior to any Change in Control (as defined below) to occur following the date hereof. For purposes of this Agreement: (i) "Change in Control" shall mean shall mean a change in beneficial ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, a Principal Stockholder (as defined below) or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or a Principal Stockholder) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; (ii) "Principal Stockholders" shall mean Carlyle Partners III, L.P. a Delaware limited partnership; Welsh, Carson, Anderson & Stowe IX, L.P., a Delaware limited partnership; and each of their respective Affiliates; and (iii) "Affiliate" shall mean, with respect to any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature (each, a "Person"), any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where "control" shall have the meaning given such term under Rule 405 of the Securities Act.

                  (c) Subject to Section 2(f) below, the repurchase of Restricted Shares pursuant to the exercise of a Call Right shall take place on a date specified by the Company, but in no event following the later of the 60th day following the date of the Call Notice or the 10th day following the receipt by the Company of all necessary governmental approvals. On such date, the Management Stockholder shall transfer the Restricted Shares subject to the Call Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, and the Company shall pay to the Management Stockholder the Repurchase Price. The Company and the Management Stockholder each shall use his, her or its reasonable efforts to expedite all proceedings contemplated hereunder to obtain a determination of the Repurchase Price of the Restricted Shares at the earliest practicable date.

                  (d)      (i)      In the case of any transfer of title or
beneficial ownership of Restricted Shares upon default, foreclosure, forfeit, divorce, court order or otherwise, other than by a voluntary decision on the part of a Management Stockholder (each, an "Involuntary Transfer"), the Management Stockholder shall promptly (but in no event later than two days after the Involuntary Transfer) furnish written notice (the "Involuntary Transfer Notice") to the Company indicating that the Involuntary Transfer has occurred, specifying the name of the person to whom the shares were transferred (the "Involuntary Transferee"), giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer.

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                           (ii)     Upon the receipt of the Involuntary Transfer
Notice, and for 60 days thereafter, the Company shall have the right to repurchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the Restricted Shares acquired by the Involuntary Transferee for a repurchase price equal to the Fair Market Value of such Restricted Shares as of the date of the Involuntary Transfer (the "Involuntary Transfer Repurchase Price" and such right, the "Involuntary Transfer Repurchase Right"). The Involuntary Transfer Repurchase Right shall be exercised by written notice (the "Involuntary Transfer Repurchase Notice") to the Involuntary Transferee given in accordance with Section 7(f) of this Agreement on or prior to the last date on which the Involuntary Transfer Repurchase Right may be exercised by the Company.

                           (iii)    Subject to Section 2(f) below, the
repurchase of Restricted Shares pursuant to the exercise of the Involuntary Transfer Repurchase Right shall take place on a date specified by the Company, but in no event following the later of the 60th day following the date of the date of the Involuntary Transfer Repurchase Notice or the 10th day following the receipt by the Company of all necessary governmental approvals. On such date, the Involuntary Transferee shall transfer the Restricted Shares subject to the Involuntary Transfer Repurchase Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, and the Company shall pay to the Involuntary Transferee the Involuntary Transfer Repurchase Price. The Company and the Involuntary Transferee each shall use his, her or its reasonable efforts to expedite all proceedings contemplated hereunder to obtain a determination of the Involuntary Transfer Repurchase Price of the Restricted Shares at the earliest practicable date. If the Involuntary Transferee does not transfer the Restricted Shares to the Company as required, the Company will cancel such Restricted Shares and deposit the funds in a non-interest bearing account and make payment upon delivery.

                  (e) The "Fair Market Value" of Restricted Shares, as of any date of determination, shall be determined by the Board as follows:

                           (i)      If such Restricted Shares are listed on one
or more National Securities Exchanges (within the meaning of the Exchange Act), each such Restricted Share so listed to be repurchased shall be valued at the closing price of such Restricted Share on the principal exchange on which such shares are then trading on the most recent trading day preceding such date of determination;

                           (ii)     If such Restricted Shares are not traded on
a National Securities Exchange but is quoted on Nasdaq or a successor quotation system and such Restricted Shares are listed as a National Market Issue under the NASD National Market System, each such Restricted Share to be repurchased shall be valued at the mean between the closing representative bid and asked prices for such Restricted Share on the most recent trading day preceding such date of determination as reported by Nasdaq or such successor quotation system; or

                           (iii)    If such Restricted Shares are not publicly
traded on a National Securities Exchange and are not quoted on Nasdaq or a successor quotation system, the Fair

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Market Value of such Restricted Shares to be repurchased shall be determined in good faith by the Committee or the Board.

                  (f)      Notwithstanding anything to the contrary herein,

                           (i)      The Company shall not be permitted to
purchase any Restricted Shares held by any Management Stockholder or Involuntary Transferee upon exercise of the Call Right or the Involuntary Transfer Repurchase Right if the Board determines that:

                                    (A)      The purchase of Restricted Shares
would render the Company or its subsidiaries unable to meet their obligations in the ordinary course of business taking into account any pending or proposed transactions, capital expenditures or other budgeted cash outlays by the Company, including, without limitation, any proposed acquisition of any other entity by the Company or any of its subsidiaries;

                                    (B)      The Company is prohibited from
purchasing the Restricted Shares by applicable law restricting the purchase by a corporation of its own shares; or

                                    (C)      The purchase of Restricted Shares
would constitute a breach of, default, or event of default under, or is otherwise prohibited by, the terms of any loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party (the "Financing Documents") or the Company is not able to obtain the requisite consent of any of its senior lenders to the purchase of the Restricted Shares.

The events described in (A) through (C) above each constitute a "Repurchase Disability."

                           (ii)     In the event of a Repurchase Disability, the
Company shall notify in writing the Management Stockholder or Involuntary Transferee with respect to whom the Call Right or the Involuntary Transfer Repurchase Right has been exercised (a "Disability Notice"). The Disability Notice shall specify the nature of the Repurchase Disability. The Company shall thereafter repurchase the Restricted Shares described in the Call Notice or Involuntary Transfer Repurchase Notice as soon as reasonably practicable after all Repurchase Disabilities cease to exist (or the Company may elect, but shall have no obligation, to cause its nominee to repurchase the Restricted Shares while any Repurchase Disabilities continue to exist). In the event the Company suspends its obligations to repurchase the Restricted Shares pursuant to a Repurchase Disability, (A) the Company shall provide written notice to each applicable Management Stockholder or Involuntary Transferee as soon as practicable after all Repurchase Disabilities cease to exist (the "Reinstatement Notice"); (B) the Fair Market Value of the Restricted Shares subject to the Call Notice or Involuntary Transfer Repurchase Notice shall be determined as of the date the Reinstatement Notice is delivered to the Management Stockholder or Involuntary Transferee, which Fair Market Value shall be used to determine the Repurchase Price or Involuntary Transfer Repurchase Price in the manner described above; and (C) the repurchase shall occur on a date specified by the Company within 10 days following the determination of the Fair Market Value of the Restricted Shares to be repurchased as provided in subsection (B) above.

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Section 3.        Bring-Along Rights.

                  (a) If Holdings LLC (or, following any liquidation or dissolution of Holdings LLC, holders of 51% or more of the outstanding shares of Dex Capital Stock) (such party, the "Seller Party") at any time, or from time to time, in one transaction or a series of related transactions, proposes to Transfer shares of Dex Capital Stock (or rights to acquire Dex Capital Stock) to one or more Persons (a "Third Party Purchaser"), then the Seller Party shall have the right (a "Bring-Along Right"), but not the obligation, to require each Management Stockholder to tender for purchase to the Third Party Purchaser, on the same terms and conditions as apply to the Seller Party, a number of Restricted Shares and Vested Options (including any options that vest as a result of the consummation of the Transfer to the Third Party Purchaser) that, in the aggregate, equal the lesser of (A) the number derived by multiplying (1) the total number of Restricted Shares owned by the Management Stockholder (including Restricted Shares issuable in respect of all Vested Options held by the Management Stockholder whether or not exercised and including any options that vest as a result of the consummation of the Transfer to the Third Party Purchaser); by (2) a fraction, the numerator of which is the total number of shares of Dex Capital Stock to be sold by the Seller Party in connection with the transaction or series of related transactions and the denominator of which is the total number of the then outstanding shares of Dex Capital Stock and Vested Options held by the Seller Party; or (B) the number of shares as the Seller Party shall designate in the Bring-Along Notice (as defined below).

                  (b) If the Seller Party elects to exercise its Bring-Along Right under this Section 3 with respect to the Restricted Shares held by the Management Stockholders, the Seller Party shall notify each Management Stockholder in writing (collectively, the "Bring-Along Notices"). Each Bring-Along Notice shall set forth: (i) the proposed amount and form of consideration and terms and conditions of payment offered by the Third Party Purchaser(s) and a summary of any other material terms pertaining to the Transfer ("Third Party Terms"); and (ii) the number of Restricted Shares and Vested Options that the Seller Party elects each Management Stockholder to sell in the Transfer. The Bring-Along Notices shall be given at least five days before the closing of the proposed Transfer.

                  (c) Upon the giving of a Bring-Along Notice, each Management Stockholder shall be obligated to sell the number of Restricted Shares and Vested Options set forth in each Management Stockholder's Bring-Along Notice on the Third Party Terms.

                  (d) At the closing of the Transfer to any Third Party Purchaser(s) pursuant to this Section 3, the Third Party Purchaser(s) shall remit to the Management Stockholder the consideration for the total sales price of the Dex Capital Stock and Vested Options held by the Management Stockholder sold pursuant hereto minus any consideration to be escrowed or otherwise held back in accordance with the Third Party Terms, and minus the aggregate exercise price of any Vested Options being Transferred by the Management Stockholder to the Third Party Purchaser(s), against delivery by the Management Stockholder of certificates for Dex Capital Stock, duly endorsed for Transfer or with duly executed stock powers and an instrument evidencing the transfer or the cancellation of the Vested Options subject to the Bring-Along Right reasonably acceptable to the Company, and the compliance by the Management Stockholder with any other conditions to closing generally applicable to the Seller Party and all other holders of Dex Capital Stock selling shares in the transaction.

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         Section 4.        Tag-Along Rights.

                  (a) Subject to the prior exercise of the Company's Call Right pursuant to Section 2(b), if the Seller Party at any time proposes to Transfer shares of Dex Capital Stock (or rights to acquire Dex Capital Stock) to a Third Party Purchaser, in a single Transfer or a series of related Transfers constituting a Change in Control, then each Management Stockholder shall have the right (the "Tag-Along Right") to require that the proposed Third Party Purchaser purchase from such Management Stockholder up to the number of whole Restricted Shares (including any Restricted Shares issuable upon the exercise of Vested Options or any options that vest as a result of the consummation of the Transfer to the Third Party Purchaser) equal to the number derived by multiplying (x) the total number of shares of Dex Capital Stock that the proposed Third Party Purchaser has agreed or committed to purchase, by (y) a fraction, the numerator of which is the total number of Restricted Shares (including any Restricted Shares issuable upon the exercise of Vested Options (including options that vest as a result of the consummation of the Transfer to the Third Party Purchaser)) owned by the Management Stockholder, and the denominator of which is the aggregate number of shares of Dex Capital Stock owned by the Seller Party, the Management Stockholder and all other holders of Dex Capital Stock who have exercised a Tag-Along Right similar to the rights granted to the Management Stockholder in this Section 4 (including any Restricted Shares issuable upon the exercise of all Vested Options (including options that vest as a result of the consummation of the Transfer to the Third Party Purchaser)). The intent of this computation is to accord to the Management Stockholder the right to sell the same percentage of its holdings of Dex Capital Stock as the Seller Party is entitled to sell in such transaction. Any Restricted Shares purchased from the Management Stockholder pursuant to this
Section 4(a) shall be purchased upon the same terms and conditions as such proposed Transfer by the Seller Party.

                  (b) The Seller Party shall notify each Management Stockholder in writing in the event the Seller Party proposes to make a Transfer or series of Transfers giving rise to a Tag-Along Right at least seven (7) business days prior to the date on which the Seller Party expects to consummate such Transfer (the "Sale Notice") which notice shall specify the number of shares of Dex Capital Stock which the Third Party Purchaser intends to purchase in such Transfer. The Tag-Along Right may be exercised by any Management Stockholder by delivery of a written notice to the Seller Party proposing to sell Restricted Shares (the "Tag-Along Notice") within five (5) business days following receipt of the Sale Notice from the Seller Party. The Tag-Along Notice shall state the number of Restricted Shares that the Management Stockholder proposes to include in such Transfer to the proposed Third Party Purchaser (not to exceed the number as determined above). In the event that the proposed Third Party Purchaser does not purchase the specified number of Restricted Shares from the Management Stockholder on the same terms and conditions as specified in the Sale Notice, then the Seller Party shall not be permitted to sell any shares of Dex Capital Stock to the proposed Third Party Purchaser unless the Seller Party purchases from the Management Stockholder such specified number of Restricted Shares on the same terms and conditions as specified in such Sale Notice.

                  (c) At the closing of the Transfer to any Third Party Purchaser pursuant to this Section 4, the Third Party Purchaser shall remit to each Management Stockholder who exercised its Tag-Along Right the consideration for the total sales price of the Dex Capital Stock held by such Management Stockholder sold pursuant hereto minus any such consideration to be

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escrowed or otherwise held back in accordance with the Third Party Terms and minus the aggregate exercise price of any Vested Options being Transferred by the Management Stockholder to the Third Party Purchaser, against delivery by the Management Stockholder of certificates for Dex Capital Stock, duly endorsed for Transfer or with duly executed stock powers and an instrument evidencing the transfer or the cancellation of the Vested Options subject to the Tag-Along Right reasonably acceptable to the Company, and the compliance by the Management Stockholder with any other conditions to closing generally applicable to the Seller Party and all other holders of Dex Capital Stock selling shares in the transaction.

         Section 5.        Cooperation.

                  (a) In the event that any Seller Party exercises its rights pursuant to Section 3, each Management Stockholder shall consent to and raise no objections against the transaction, and if the transaction is structured as a sale of stock, each Management Stockholder shall take all actions that the Board reasonably deems necessary or desirable in connection with the consummation of the transaction. Without limiting the generality of the foregoing, each Management Stockholder agrees to (i) consent to and raise no objections against the transaction; (ii) execute any stock purchase agreement, merger agreement or other agreement entered into with the Third Party Purchaser with respect to the transaction setting forth the Third Party Terms and any ancillary agreement with respect thereto; (iii) shall vote the Dex Capital Stock held by the Management Stockholder in favor of the transaction; and (iv) shall refrain from the exercise of dissenters' appraisal rights with respect to the transaction.

                  (b) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act, may be available with respect to the negotiation or transaction (including a merger, consolidation, or other reorganization), each Management Stockholder shall, if requested by the Company, appoint a purchaser representative (as defined in Rule 501 of the Securities Act) reasonably acceptable to the Company. If the purchaser representative is designated by the Company, the Company shall pay the fees of the purchaser representative, but if any Management Stockholder appoints another purchaser representative, the Management Stockholder shall be responsible for the fees of the purchaser representative so appointed.

                  (c) Each Management Stockholder shall bear its pro-rata share of the costs of any transaction in which it sells Restricted Shares or Vested Options (based upon the number of Restricted Shares and Vested Options held by the Management Stockholder that are sold in such transaction) to the extent such costs are incurred for the benefit of all holders of Dex Capital Stock and Vested Options and are not otherwise paid by the Company or the acquiring party.

         Section 6. Termination. This Agreement shall terminate on the first to occur of:

                  (a) The date the Company consummates an underwritten public offering of at least $500,000,000 of Common Stock by the Company pursuant to an effective registration statement filed by the Company with the United States Securities and Exchange Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act;

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

                  (b) The complete liquidation of the Company or an agreement for the sale, lease or other disposition by the Company of all or substantially all of the Company's assets; or

                  (c) The execution of a resolution of the Board terminating this Agreement provided, however, that, except as set forth in subsection (c), in no event shall this Agreement terminate prior to November 8, 2005.

         Section 7.        Miscellaneous.

                  (a) Legends. Each certificate representing the Restricted Shares shall bear the following legends:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SAID LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF."

                  "THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT OF THE COMPANY ENTERED INTO AS OF NOVEMBER 11, 2003. A COPY OF SUCH AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

                  (b) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective legal representatives, heirs, legatees, successors and assigns and shall also apply to any Restricted Shares acquired by any Management Stockholder after the date hereof.

                  (c) Specific Performance, Etc. Each Party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of the Party's rights under this Agreement. Each Party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Party of the provisions of this Agreement and each Party hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware.

                  (e) Interpretation. The headings of the Sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Agreement.

                  (f) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery, when sent by telecopy, or five days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the following addresses (or at such other address for any Party as shall be specified by like notices, provided that notices of a change of address shall be effective only upon receipt thereof).

                           (i)      If to the Company at:

                                    Dex Media, Inc.
                                    198 Inverness Drive West
                                    Englewood, CO 80112
                                    Attention: Vice President of Human Resources
                                    Facsimile: (303) 784-1964

                                    with copies to Holdings LLC at the address set forth below and:

                                    Latham & Watkins LLP
                                    885 Third Avenue
                                    New York, New York
                                    Attention: R. Ronald Hopkinson
                                    Facsimile: (212) 751-4864

                           (ii)     If to Holdings LLC at:

                                    Carlyle Management Group
                                    520 Madison Avenue
                                    41st Floor
                                    New York, New York 10022
                                    Attention: James A. Atwood, Jr.
                                    Facsimile: (212) 381-4901

                                    and

                                    Welsh, Carson, Anderson & Stowe
                                    320 Park Avenue
                                    Suite 2500
                                    New York, New York 10022
                                    Attention: Anthony J. de Nicola
                                    Facsimile: (212)  893-9548

                                    with a copy to Latham & Watkins LLP, at the address set forth above.

                           (iii)    If to a Management Stockholder, to the
address set forth on the Management Stockholder's signature page hereto.

                  (g) Recapitalization, Exchange, Etc. Affecting the Company's Stock. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all shares of Dex Capital Stock and all of the shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, business combination or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Dex Capital Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

                  (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

                  (j) Amendment. This Agreement may be amended by resolution of the Board provided the amendment has been approved by Holdings LLC. At any time hereafter, additional Management Stockholders may be made parties hereto by executing a signature page in the form attached as Exhibit A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto.

                  (k) Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to any Management Stockholder of any sums required by federal, state, or local tax law to be withheld with respect to the issuance, vesting, exercise, repurchase, or cancellation of any Restricted Share or any option to purchase Restricted Shares.

                  (l) No Employment Rights. Nothing contained in this Agreement (i) obligates the Company or any Affiliate of the Company to employ any Management Stockholder in any capacity whatsoever; or (ii) prohibits or restricts the Company or any Affiliate of the Company from terminating the employment, if any, of any Management Stockholder at any time or for any reason whatsoever and each Management Stockholder hereby acknowledges and agrees that, except as may otherwise be set forth in any written agreement between the Company and such Management Stockholder, neither the Company nor any other person has made any representations or promises whatsoever to such Management Stockholder concerning his or her employment or continued employment by the Company or any Affiliate of the Company.

                  (m) Offsets. The Company shall be permitted to offset and reduce from any amounts payable to a Management Stockholder the amount of any indebtedness or other obligation or payment owing to the Company by the Management Stockholder.

                  (n) Entire Agreement. This writing constitutes the entire agreement of the Parties with respect to the subject matter hereof.

                            [signature pages follow]

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

                                    DEX MEDIA, INC.

                                    By:    /s/ George Burnett
                                         -------------------------------
                                    Its: George Burnett, CEO and President

                                    DEX HOLDINGS LLC

                                    By:    /s/ George Burnett
                                         -------------------------------
                                    Its: George Burnett, Vice President

                  Each Management Stockholder has agreed to be bound by the terms of this Agreement by execution and delivery of the signature page set forth as Exhibit A hereto.

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, Francis Barker hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                        /s/ Francis B. Barker
                                    -------------------------------
                                    Francis Barker

Accepted:

DEX MEDIA, INC.

By:    /s/ George Burnett
     ---------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:    /s/ George Burnett
     ---------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, Anthony Basile hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                         /s/ Anthony Basile
                                    ---------------------------------
                                    Anthony Basile


Accepted:

DEX MEDIA, INC.

By:    /s/ George Burnett
     ---------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:    /s/ George Burnett
     ---------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, George Burnett hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                         /s/ George Burnett
                                    ---------------------------------
                                    George Burnett


Accepted:

DEX MEDIA, INC.

By:    /s/ Robert M. Neumeister
       ---------------------------------------------------
Its: Robert M. Neumeister, EVP and Chief Financial Officer

DEX HOLDINGS LLC

By:    /s/ Robert M. Neumeister
     -----------------------------------------------------
Its: Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, Frank M. Eichler hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                         /s/ Frank M. Eichler
                                    ------------------------------------------
                                    Frank M. Eichler


Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, Robert Houston hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                          /s/ Robert Houston
                                    --------------------------------
                                    Robert Houston


Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, Margaret Le Beau hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                         /s/ Margaret Le Beau
                                    ----------------------------------
                                    Margaret Le Beau


Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ---------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ---------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, Linda Martin hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                         /s/ Linda A. Martin
                                    ------------------------------------
                                    Linda Martin


Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ---------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ---------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, John W. Meyer hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                         /s/ John W. Meyer
                                    ----------------------------
                                    John W. Meyer


Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, Marilyn B. Neal hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                          /s/ Marilyn B. Neal
                                    ---------------------------------
                                    Marilyn Neal


Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, Robert M. Neumeister, Jr. hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                          /s/ Robert M. Neumeister, Jr.
                                    -----------------------------------
                                    Robert M. Neumeister, Jr.

Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, the Elizabeth Anne Neumeister Trust (the "EAN Trust") hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc. (the "Company"), Dex Holdings LLC ("Holdings LLC") and certain other parties named therein, as amended from time to time thereafter (the "MSA"). The EAN Trust, the Company and Holdings LLC hereby acknowledge and agree that unless the context clearly indicates otherwise (a) for purposes of Section 2 of the MSA relating to "Termination of Employment", the "Management Stockholder" for purposes of the MSA shall be Robert M. Neumeister, Jr., and (b) for all other purposes under the MSA (as it relates to the EAN Trust), the EAN Trust shall be considered, and shall have the rights and obligations of, a "Management Stockholder".

                                    ELIZABETH ANNE NEUMEISTER TRUST

                                          /s/ Mary Anne Neumeister
                                    ----------------------------------
                                    Trustee


Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, the Jennifer Lee Neumeister Trust (the "JLN Trust") hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc. (the "Company"), Dex Holdings LLC ("Holdings LLC") and certain other parties named therein, as amended from time to time thereafter (the "MSA"). The JLN Trust, the Company and Holdings LLC hereby acknowledge and agree that unless the context clearly indicates otherwise (a) for purposes of Section 2 of the MSA relating to "Termination of Employment", the "Management Stockholder" for purposes of the MSA shall be Robert M. Neumeister, Jr., and (b) for all other purposes under the MSA (as it relates to the JLN Trust), the JLN Trust shall be considered, and shall have the rights and obligations of, a "Management Stockholder".

                                    JENNIFER LEE NEUMEISTER TRUST

                                          /s/ Mary Anne Neumeister
                                    ----------------------------------
                                    Trustee


Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, Scott Pomeroy hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                          /s/ Scott Pomeroy
                                    -------------------------------
                                    Scott Pomeroy


Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, Bradley Richards hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                          /s/ Bradley Richards
                                    ----------------------------------
                                    Bradley Richards


Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, Vice President

                                    EXHIBIT A

                                 SIGNATURE PAGE
                           TO THE AMENDED AND RESTATED
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                                 DEX MEDIA, INC.

                  By execution of this signature page, Kristine Shaw hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Dex Media, Inc. originally dated as of November 8, 2002 by and among Dex Media, Inc., Dex Holdings LLC and certain other parties named therein, as amended from time to time thereafter.

                                          /s/ Kristine Shaw
                                    ------------------------------
                                    Kristine Shaw

Accepted:

DEX MEDIA, INC.

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, CEO and President

DEX HOLDINGS LLC

By:      /s/ George Burnett
     ----------------------------------
Its: George Burnett, Vice President